1 Atlantic Capital Bancshares, Inc. (ACBI) Investor Presentation November 3, 2016

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the expected growth opportunities and cost savings from the transaction with First Security Group, Inc. (“First Security”) may not be fully realized or may take longer to realize than expected; (2) revenues following the transaction with First Security and recent branch sales may be lower than expected as a result of deposit attrition, increased operating costs, customer loss or business disruption; (3) diversion of management time on merger related issues; (4) changes in asset quality and credit risk; (5) the cost and availability of capital; (6) customer acceptance of the combined company’s products and services; (7) customer borrowing, repayment, investment and deposit practices; (8) the introduction, withdrawal, success and timing of business initiatives; (9) the impact, extent, and timing of technological changes; (10) severe catastrophic events in our geographic area; (11) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (12) the U.S. legal and regulatory framework, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act could adversely affect the operating results of the combined company; (13) the interest rate environment may compress margins and adversely affect net interest income; (14) changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; (15) our ability to determine accurate values of certain assets and liabilities; (16) adverse behaviors in securities, public debt, and capital markets, including changes in market liquidity and volatility; (17) our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; (18) unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; (19) adequacy of our risk management program; (20) increased costs associated with operating as a public company; (21) competition from other financial services companies in the companies’ markets could adversely affect operations; and (22) other factors described in Atlantic Capital’s reports filed with the Securities and Exchange Commission and available on the SEC’s website (www.sec.gov). 2

Non-GAAP Financial Information Statements included in this presentation include non-GAAP financial measures and should be read long with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) operating net income; (ii) operating non-interest expense; (iii) operating provision for loan losses, (iv) taxable equivalent net interest margin, (v) efficiency ratio (vi) operating return on assets; (vii) operating return on equity: (viii) tangible common equity and (ix) deposits excluding deposits assumed in branch sales, in its analysis of the Company's performance. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 3

Proprietary & Confidential Overview Atlantic Capital was organized in 2006 and completed an initial equity capital raise of $125 million in 2007 Focused on banking: • Small to mid-sized enterprises with revenues up to $250 million • Highly-select group of institutional caliber commercial real estate developers and investors • Principals of our commercial clients, professionals and their practices Differentiated by providing superior expertise, competitive capabilities, and high touch service delivery Completed acquisition of First Security on October 31, 2015 • Public market liquidity and value by listing shares on NASDAQ • Geographic diversification into Eastern Tennessee • Business mix diversification Sold 7 offices in Eastern Tennessee as part of repositioning of First Security’s retail business • Closed in 2nd quarter of 2016 • Closed 2 additional offices in the 3rd quarter of 2016 4

Proprietary & Confidential Atlantic Capital Strategy Become a premier southeastern business and private banking company  Investing in people and capabilities to accelerate organic growth and build profitability  Results are evidence of meaningful progress  Attractive interest rate risk position  Completed acquisition of First Security on October 31, 2015  Ongoing evaluation of new market expansion through mergers and acquisitions and de novo entry  Patient and disciplined approach with focus on shareholder value Accelerated Organic Growth Strategic Expansion 5

Proprietary & Confidential Atlantic Capital Highlights  Opened in 2007 to serve middle market companies in southeastern US  Organically grew to $1.4 billion in assets despite market downturn  Well positioned to capitalize on Atlanta market recovery, new market expansion and higher interest rates  Supplemented by recently completed strategic acquisition of First Security  Leadership continuity in key markets  Broad experience in all business lines  Focused on small to mid-sized companies and private banking services to individuals  Initiatives in place to maintain robust top line growth  Operating model will produce enhanced efficiencies going forward  Consistently high asset quality  NPAs/total assets 0.09% as of September 30, 2016 Organic Growth Story in Desirable Markets Experienced Management Team Attractive Business Mix Strong Growth Prospects Disciplined Risk Management 6

Legacy ACB Loans Held for Investment $1,046 $1,791 $1,887 $1,942 $2,008 Financial Highlights Total loans held for investment increased $66 million, or 3.4%, to $2.01 billion from June 30, 2016 and 12.1% from December 31, 2015 Total deposits increased $31 million, or 1.4%, to $2.19 billion from June 30, 2016 Dollars in millions *excluding deposits sold in branch sales. This is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on page 21 for more details. Deposits* Total Assets 7 Combined Bank $1,382 $2,639 $2,725 $2,808 $2,761 $1,129 $2,049 $2,085 $2,158 $2,189 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016

$0.13 $0.44 $0.38 $0.55 $0.62 $0.14 $0.15 $0.16 Q1 Q2 Q3 2016 2016 2016 Financial Highlights Dollars in thousands *Operating noninterest income, operating diluted earnings and efficiency ratio are non-GAAP financial measures that exclude merger-related expenses and net gain on sale of branches. Please see “Non-GAAP Reconciliation” on page 21 for more details. $2,797 $2,888 $3,875 $5,342 $9,399 $4,420 $4,995 $4,002 64.2% 73.5% 75.9% 69.1% 68.8% 75.2% 72.0% 71.6% 2011 2012 2013 2014 2015 8 2.99% 2.75% 2.75% 2.85% 2.98% 3.26% 3.05% 3.12% 3.00% 3.12% 3.00% Q1 Q2 Q3 2016 2016 2016 2011 2012 2013 2014 2015 excludes purchase accounting adjustments Diluted Earnings Per Share – Operating* Net Interest Margin Operating Noninterest Income* Efficiency Ratio* Q1 Q2 Q3 2016 2016 2016 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 Q1 Q2 Q3 2016 2016 2016

1.43% -0.32% 0.02% -0.01% 0.05% 0.35% 0.00% 0.06% 0.71% 0.43% 0.36% 0.12% 0.40% 0.08% 0.07% 0.09% Financial Highlights 1.39% 1.44% 1.32% 1.10% 1.06% 0.93% 0.95% 0.92% 9 Non-Performing Assets / Total Assets Non-Performing Loans / Total Loans Net Charge Offs / Total Average Loans Allowance for Loan Losses / Total Loans 0.79% 0.49% 0.36% 0.00% 0.45% 0.02% 0.05% 0.04% YTD 2016: 0.13% Q1 Q2 Q3 2016 2016 2016 2011 2012 2013 2014 2015 Q1 Q2 Q3 2016 2016 2016 Q1 Q2 Q3 2016 2016 2016 Q1 Q2 Q3 2016 2016 2016 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015

Asset Sensitivity Change in Net Interest Income 10 5.9% 12.8% 20.4% 6.7% 14.4% 22.7% 0% 5% 10% 15% 20% 25% Up 100 bps Up 200 bps Up 300 bps 1 Year 2 Years As of September 30, 2016:  56% of loans are variable rate  25% of deposits are noninterest bearing

Diversified Loan Mix Dollars in thousands Loans Held For Investment at Sep. 30, 2016 11 Loan Growth by Type Sep. 30, 2016 Dec. 31, 2015 YTD Change Loans held for investment Commercial loans: Commercial and industrial 533,632$ 467,083$ 66,549$ Commercial real estate: Multifamily 74,881 78,778 (3,897) Owner occupied 337,277 320,656 16,621 Investment 451,125 446,979 4,146 Construction and land: 1-4 family residential construction 11,273 6,609 4,664 Other construction, development and land 202,063 159,749 42,314 Mortgage warehouse loans 171,251 84,350 86,901 Total commercial loans 1,781,502 1,564,204 217,298 Residential: Residential mortgages 100,046 110,381 (10,335) Home equity 78,952 80,738 (1,786) Total residential loans 178,998 191,119 (12,121) Consumer 30,453 30,451 2 Other 20,736 6,901 13,835 2,011,689 1,792,675 219,014 (3,587) (2,006) (1,581) Total loans held for investment 2,008,102$ 1,790,669$ 217,433$ Less net deferred fees and other unearned income C&I Owner Occupied CRE Construction and land Mortgage Warehouse Residential mortgages 26% 17% 11% 8% 5% 4% 26% 3%

Attractive Deposit Mix 25% 12% 1% 45% 8% 9% Noninterest-bearing Interest Checking Savings Money Market Time Brokered 12 Sep. 30, 2016 % of Total Dec. 31, 2015 % of Total Noninterest-bearing 557,783$ 25% 544,561$ 24% Interest checking 260,531 12% 232,868 10% Savings 29,658 1% 28,922 1% Money market 974,072 45% 875,441 39% Time 172,348 8% 183,206 8% Brokered 194,464 9% 183,810 8% Deposits to be assumed in branch sale - 0% 213,410 10% Total Deposits 2,188,856$ 100% 2,262,218$ 100% Cost of deposits 0.36% 0.28% Deposits at Sep. 30, 2016 Deposit Growth by Type Dollars in thousands

First Security Acquisition Rationale  NASDAQ listing  Significant new capital including DTA, equity private placement at premium to TBV, and subordinated notes  More diverse shareholder base  18 offices providing core funding along commercially attractive I-75 corridor  Atlanta: High density of small businesses and commercial enterprises  Chattanooga/Knoxville: Diversified manufacturing and service economies  Atlantic Capital’s Strengths: C&I, CRE and Private Banking; Corporate Treasury and Private Banking Deposits  First Security’s Strengths: Small Business and Specialty Commercial Lending; Small Business and Retail Deposit Channel  Integration plan ensures management continuity with local market presence and significant domain expertise  Significant cost saving and revenue enhancement opportunities  Retains a significant portion of First Security NOLs  Sustains robust loan origination trends and opportunities in strategic markets  Sound credit quality profile limits balance sheet risk  Complementary interest rate risk positions Public Company Value and Liquidity For Shareholders Geographic Expansion Broader Business Mix Compelling Financial Opportunity 13

Creates a leading middle market commercial bank operating throughout the southeast Attractive Market Demographics Knoxville, TN MSA • Total Population 2014: Approximately 855,000 • 2014-2019 Population Growth: 3.1% projected • Median Household Income 2014: $44,405 • Total Deposits in Market: Approximately $14.7 billion Source: Nielsen, SNL Financial 14 Atlanta-Sandy Springs-Roswell, GA MSA • Total Population 2014: Approximately 5.6 million • 2014-2019 Population Growth: 6.4% projected • Median Household Income 2014: $52,533 • Total Deposits in Market: Approximately $130 billion Charlotte, NC • Total Population 2014: Approximately 544,000 • 2014-2019 Population Growth: 4.0% projected • Median Household Income 2014: $41,704 • Total Deposits in Market: Approximately $8.5 billion Chattanooga, TN-GA MSA includes Dalton and Cleveland • Total Population 2014: Approximately 544,000 • 2014-2019 Population Growth: 4.0% projected • Median Household Income 2014: $41,704 • Total Deposits in Market: Approximately $8.5 billion In 3rd quarter of 2016, announced intention to open a corporate office in Charlotte, NC

2016 Priorities 15 Complete integration of the acquired First Security businesses including the realization of estimated cost savings Continue the trajectory of growth and profit improvement in legacy Atlantic Capital businesses Reposition legacy First Security businesses for improved performance Consider further geographic expansion, particularly de novo or team lift-out opportunities in other attractive metropolitan markets

The New Atlantic Capital Three attractive growth markets Focus on corporate, business and private banking Solid relationship deposit funding Sound credit quality Positioned for interest rate increase Pursuing disciplined strategic expansion with a focus on shareholder value Organic Growth Strategic Opportunities 16

APPENDIX

Management Biographies Name and Title Age Experience Patrick Oakes Executive Vice President & Chief Financial Officer 48 • Former Chief Financial Officer of Square 1 Financial, Inc. • Former Executive Vice President and Chief Financial Officer of Encore Bancshares, Inc. • Former Senior Vice President and Treasurer for Sterling Bancshares, Inc. • Chartered Financial Analyst Douglas Williams Chief Executive Officer 58 • Chief Executive Officer of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including Executive Vice President and Head of the Global Corporate Banking Division; Chief Risk Officer for all corporate, institutional, and wholesale banking activities; Executive Vice President and Co-Head of Wachovia’s Capital Markets Division and Executive Vice President and Head of Wachovia’s US Corporate Banking Division • Chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce, the Georgia Chamber of Commerce, and the YMCA of Metropolitan Atlanta and the High Museum of Art and is a Member of the Buckhead Coalition Michael Kramer President, Chief Operating Officer 58 • Chief Executive Officer and President of First Security since December and Chief Executive Officer of FSGBank since 2011 • Former Managing Director of Ridley Capital Group • Former Director, Chief Executive Officer and President of Ohio Legacy Corporation • Former Chief Operating Officer and Chief Technology Officer of Integra Bank Corporation • Serves on the Boards of Chattanooga Chamber of Commerce, Chattanooga United Way, The Tennessee Bankers Association and the Chattanooga Young Life Committee 18

ACBI Historical Balance Sheet

Atlantic Capital Bancshares, Inc.
Consolidated Balance Sheets (unaudited)

(in thousands, except share and per share data)	September 30, 2016	June 30, 2016	December 31, 2015	September 30, 2015
ASSETS				
Cash and due from banks	$ 44,563	$ 40,309	$ 45,848	$ 33,477
Interest-bearing deposits in banks	75,750	239,387	130,900	90,695
Other short-term investments	23,159	20,548	26,137	36,629
Cash and cash equivalents	143,472	300,244	202,885	160,801
Securities available-for-sale	348,484	328,370	346,221	127,168
Other investments	26,370	22,575	8,034	3,011
Loans held for sale	46,600	29,061	95,465	–
Loans held for investment	2,008,102	1,942,137	1,790,669	1,046,437
Less: allowance for loan losses	(18,534)	(18,377)	(18,905)	(11,862)
Loans held for investment, net	1,989,568	1,923,760	1,771,764	1,034,575
Branch premises held for sale	5,201	–	7,200	–
Premises and equipment, net	15,213	21,770	23,145	3,138
Bank owned life insurance	61,766	61,378	60,608	30,479
Goodwill and intangible assets, net	30,071	31,674	35,232	1,259
Other real estate owned	1,727	951	1,982	27
Other assets	92,772	88,039	86,244	21,240
Total assets	$ 2,761,244	$ 2,807,822	$ 2,638,780	$ 1,381,698
LIABILITIES AND SHAREHOLDERS' EQUITY				
Deposits:				
Noninterest-bearing demand	$ 557,783	$ 592,043	$ 544,561	$ 328,065
Interest-bearing checking	260,531	231,091	232,868	135,350
Savings	29,658	30,839	28,922	321
Money market	974,072	913,094	875,441	550,879
Time	172,348	178,615	183,206	15,434
Brokered deposits	194,464	212,623	183,810	98,559
Deposits to be assumed in branch sale	–	–	213,410	–
Total deposits	2,188,856	2,158,305	2,262,218	1,128,608
Federal funds purchased and securities sold under agreements to repurchase	–	14,047	11,931	–
Federal Home Loan Bank borrowings	170,000	240,000	–	43,000
Long-term debt	49,324	49,281	49,197	49,226
Other liabilities	44,601	42,123	27,442	11,055
Total liabilities	2,452,781	2,503,756	2,350,788	1,231,889
SHAREHOLDERS' EQUITY				
Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of September 30, 2016, June 30, 2016, December 31, 2015, and September 30, 2015	–	–	–	–
Common stock, no par value; 100,000,000 shares authorized; 24,950,099, 24,750,163, 24,425,546, and 13,562,125 shares issued and outstanding as of September 30, 2016, June 30, 2016, December 31, 2015, and September 30, 2015.	290,835	289,353	286,367	136,941
Retained earnings	14,927	11,219	3,141	11,302
Accumulated other comprehensive income (loss)	2,701	3,494	(1,516)	1,566
Total shareholders' equity	308,463	304,066	287,992	149,809
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 2,761,244	$ 2,807,822	$ 2,638,780	$ 1,381,698

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ACBI Historical Income Statement

Atlantic Capital Bancshares, Inc.
Consolidated Statements of Income (unaudited)

(in thousands except per share data)	Three months ended					Nine months ended	
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	September 30, 2016	September 30, 2015
INTEREST INCOME							
Loans, including fees	$ 20,511	$ 20,282	$ 19,625	$ 16,688	$ 9,423	$ 60,418	$ 27,874
Investment securities - available-for-sale	1,293	1,327	1,601	1,224	664	4,221	2,077
Interest and dividends on other interest - earning assets	491	507	273	328	247	1,271	776
Total interest income	22,295	22,116	21,499	18,240	10,334	65,910	30,727
INTEREST EXPENSE							
Interest on deposits	1,956	1,841	1,673	1,355	751	5,470	2,262
Interest on Federal Home Loan Bank advances	133	147	44	7	52	324	283
Interest on federal funds purchased and securities sold under agreements to repurchase	37	87	67	10	20	191	69
Interest on long-term debt	815	832	810	841	17	2,457	17
Other	–	–	38	79	–	38	–
Total interest expense	2,941	2,907	2,632	2,292	840	8,480	2,631
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	19,354	19,209	18,867	15,948	9,494	57,430	28,096
Provision for loan losses	463	777	368	7,623	(137)	1,608	412
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,891	18,432	18,499	8,325	9,631	55,822	27,684
NONINTEREST INCOME							
Service charges	1,270	1,392	1,498	1,265	521	4,160	1,348
Gains on sale of securities available-for-sale	–	11	33	–	10	44	10
Gains on sale of other assets	71	31	48	103	–	150	–
Mortgage income	632	447	339	163	–	1,418	–
Trust income	361	386	314	192	–	1,061	–
Derivatives income	69	98	65	89	67	232	215
Bank owned life insurance	424	398	393	365	227	1,215	1,794
SBA lending activities	959	1,204	880	904	745	3,043	2,006
TriNet lending activities	–	761	383	–	–	1,144	–
Gains on sale of branches	–	3,885	–	–	–	3,885	–
Other noninterest income	216	267	467	379	159	950	566
Total noninterest income	4,002	8,880	4,420	3,460	1,729	17,302	5,939
NONINTEREST EXPENSE							
Salaries and employee benefits	10,059	10,420	10,555	9,661	4,859	31,034	14,437
Occupancy	1,235	1,274	1,100	907	419	3,609	1,263
Equipment and software	862	724	686	608	243	2,272	687
Professional services	442	760	748	1,020	208	1,950	613
Postage, printing and supplies	61	159	169	115	21	389	63
Communications and data processing	617	694	916	555	313	2,227	986
Marketing and business development	269	317	267	197	90	853	213
FDIC premiums	415	493	398	273	161	1,306	516
Merger and conversion costs	579	1,210	749	7,172	718	2,538	1,982
Amortization of intangibles	520	668	762	526	–	1,950	–
Other noninterest expense	2,237	2,224	1,916	2,205	639	6,377	1,934
Total noninterest expense	17,296	18,943	18,266	23,239	7,671	54,505	22,694
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	5,597	8,369	4,653	(11,454)	3,689	18,619	10,929
Provision for income taxes	1,889	3,222	1,722	(3,293)	1,463	6,833	4,087
NET INCOME (LOSS)	$ 3,708	$ 5,147	$ 2,931	$ (8,161)	$ 2,226	$ 11,786	$ 6,842
Net income (loss) per common share - basic	$ 0.15	$ 0.21	$ 0.12	$ (0.40)	$ 0.16	$ 0.48	$ 0.51
Net income (loss) per common share - diluted	$ 0.15	$ 0.20	$ 0.12	$ (0.40)	$ 0.16	$ 0.47	$ 0.49
Weighted average shares - basic	24,891,822	24,644,755	24,485,900	20,494,895	13,562,125	24,674,953	13,527,195
Weighted average shares - diluted	25,260,280	25,158,694	24,993,597	21,004,577	13,904,395	25,106,250	13,866,312

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Non-GAAP Reconciliation

(in thousands, except per share data)	2016 Third Quarter	2016 Second Quarter	2016 First Quarter	2015 Fourth Quarter	2015 Third Quarter
Interest income reconciliation					
Interest income - GAAP	$ 22,295	$ 22,116	$ 21,499	$ 18,240	$ 10,334
Taxable equivalent adjustment	133	74	54	30	11
Interest income - taxable equivalent	$ 22,428	$ 22,190	$ 21,553	$ 18,270	$ 10,345
Net interest income reconciliation					
Net interest income - GAAP	$ 19,354	$ 19,209	$ 18,867	$ 15,948	$ 9,494
Taxable equivalent adjustment	133	74	54	30	11
Net interest income - taxable equivalent	$ 19,487	$ 19,283	$ 18,921	$ 15,978	$ 9,505
Total revenue reconciliation					
Total operating revenue	$ 23,341	$ 23,341	$ 23,341	$ 19,438	$ 11,234
Taxable equivalent adjustment	(54)	(54)	(54)	(30)	(11)
Total revenue - GAAP	$ 23,287	$ 23,287	$ 23,287	$ 19,408	$ 11,223
Operating provision for loan losses reconciliation					
Provision for loan losses - GAAP	$ 463	$ 777	$ 368	$ 7,623	$ (137)
Provision for acquired non PCI FSG loans	-	-	-	(6,764)	-
Operating provision for loan losses	$ 463	$ 777	$ 368	$ 859	$ (137)
Operating noninterest income reconciliation					
Noninterest income - GAAP	$ 4,002	$ 8,880	$ 4,420	$ 3,460	$ 1,729
Gain on sale of branches	-	(3,885)	-	-	-
Operating noninterest income	$ 4,002	$ 4,995	$ 4,420	$ 3,460	$ 1,729
Operating noninterest expense reconciliation					
Noninterest expense - GAAP	$ 17,296	$ 18,943	$ 18,266	$ 23,239	$ 7,671
Merger-related expenses	(579)	(1,210)	(749)	(7,172)	(718)
Divestiture expenses	-	(305)	-	-	-
Operating noninterest expense	$ 16,717	$ 17,428	$ 17,517	$ 16,067	$ 6,953
Operating income before income taxes reconciliation					
Income (loss) before income taxes - GAAP	$ 5,597	$ 8,369	$ 4,653	$ (11,454)	$ 3,689
Taxable equivalent adjustment	133	74	54	30	11
Merger-related expenses	579	1,210	749	7,172	718
Divestiture expenses	-	305	-	-	-
Gain on sale of branches	-	(3,885)	-	-	-
Provision for acquired non PCI FSG loans	-	-	-	6,764	-
Operating income before income taxes	$ 6,309	$ 6,073	$ 5,456	$ 2,512	$ 4,418

(in thousands, except per share data)	2016 Third Quarter	2016 Second Quarter	2016 First Quarter	2015 Fourth Quarter	2015 Third Quarter
Income tax reconciliation					
Income tax expense - GAAP	$ 1,889	$ 3,222	$ 1,722	$ (3,293)	$ 1,463
Taxable equivalent adjustment	133	74	54	30	11
Merger related expenses, tax benefit	223	467	289	2,769	275
Divestiture expenses, tax benefit	-	118	-	-	-
Gain on sale of branches, tax expense	-	(1,500)	-	-	-
Provision for acquired non PCI FSG loans, tax benefit	-	-	-	2,611	-
Operating income tax expense	$ 2,245	$ 2,381	$ 2,065	$ 2,117	$ 1,749
Net income reconciliation					
Net income - GAAP	$ 3,708	$ 5,147	$ 2,931	$ (8,161)	$ 2,226
Merger related expenses, net of income tax	356	743	460	4,403	443
Divestiture expenses, net of income tax	-	187	-	-	-
Gain on sale of branches, net of income tax	-	(2,385)	-	-	-
Provision for acquired non PCI FSG loans, net of income tax	-	-	-	4,153	-
Operating net income	$ 4,064	$ 3,692	$ 3,391	$ 395	$ 2,669
Diluted earnings per share reconciliation					
Diluted earnings per share - GAAP	$ 0.15	$ 0.20	$ 0.12	$ (0.40)	$ 0.16
Merger related expenses	0.01	0.03	0.02	0.42	0.03
Net gain on sale of branches	-	(0.08)	-	-	-
Diluted earnings per share - operating	$ 0.16	$ 0.15	$ 0.14	$ 0.02	$ 0.19
Efficiency ratio reconciliation					
Noninterest income - GAAP	$ 4,002	$ 8,880	$ 4,420	$ 3,460	$ 1,729
Gain on sale of branches	-	(3,885)	-	-	-
Operating noninterest income	$ 4,002	$ 4,995	$ 4,420	$ 3,460	$ 1,729
Noninterest expense - GAAP	$ 17,296	$ 18,943	$ 18,266	$ 23,239	$ 7,671
Merger related expenses	(579)	(1,210)	(749)	(7,172)	(718)
Divestiture expenses	-	(305)	-	-	-
Operating noninterest expense	$ 16,717	$ 17,428	$ 17,517	$ 16,067	$ 6,953
Net interest income	19,354	19,209	18,867	15,948	9,494
Efficiency ratio	71.57%	72.00%	75.22%	82.79%	61.95%

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